UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Willis Group Holdings Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Willis Group Holdings Limited Shareholder: The 2009 Annual General Meeting of Shareholders of Willis Group Holdings Limited (the “Company”) will be held at St. John’s University, Manhattan Campus, 101 Murray Street, New York, NY 10007, on Wednesday, April 22, 2009, at 9:00 a.m. New York City time. Proposals to be considered at the Annual General Meeting: (1) to re-elect the eleven (11) Directors to hold office until the next Annual General Meeting of Shareholders and until his/her successor is elected and qualified; and (2) to reappoint Deloitte LLP as the Company’s independent auditors until the close of the next Annual General Meeting and to authorize the Audit Committee of the Board of Directors to fix the independent auditors’ remuneration. Your Board recommends that you vote “FOR” Items 1 and 2. The Board of Directors has fixed the close of business on February 27, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual General Meeting or any adjournment(s) thereof. Willis Group Holdings Limited One World Financial Center, 200 Liberty Street, New York, NY 10281-1003 Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to Be Held on Wednesday, April 22, 2009 CONTROLNUMBER RESTRICTED AREA 3” x 3/4” 45807 BAR CODE AREA RESTRICTED 2 3/4” x 1 /2” You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/wsh CONTROL NUMBER Willis Group Holdings Limited BAR CODE RESTRICTED AREA This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before March 31, 2009 to facilitate timely delivery.

VOTE BY INTERNET Use the Internet to vote your shares. Have this card in hand when you access the above web site. On the top right hand side of the web site click on “Vote Now” to access the electronic proxy card and vote your shares Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual General Meeting. Meeting Location: St. John’s University Manhattan Campus 101 Murray Street New York, NY 10007 The following Proxy Materials are available for you to review online: • the Company’s 2009 proxy statement (including all attachments thereto); • the Company Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number) Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688), Email: shrrelations@bnymellon.com Internet: http://bnymellon.mobular.net/bnymellon/wsh ACCESSING YOUR PROXY MATERIALS ONLINE YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. The Proxy Materials for Willis Group Holdings Limited are available to review at: http://bnymellon.mobular.net/bnymellon/wsh Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.